THE MIIX GROUP, INCORPORATED                                        Exhibit 99.3
(unaudited)

FINANCIAL SUPPLEMENT
TABLE OF CONTENTS
                                                                          PAGE

I.       Loss Reserves
             Loss Reserves by Component                                    1
             Loss and Loss Adjustment Expense by Component                 2
             Claim Inventory and Activity by Component                     3

II.      Investment Portfolio
             Distribution by Security Type                                 4
             Maturity Distribution
             Quality Distribution

III.     Balance Sheet Detail
             Reinsurance Recoverable and Collateral                        5
             Other Assets and Other Liabilities                            6

IV.      Detail of Underwriting Expenses                                   7

V.       Summary of Major Elements of Operating Cash Flows                 8

VI.      Cautionary Language                                               9

VII.     Projected Equity and Book Value per Share                         11


THE MIIX GROUP, INCORPORATED                                                                                           Exhibit 99.3
(unaudited)                                                                                                            Page 1

Financial Supplement
Run-Off Insurance Operations


Loss Reserves by Component ($000's):

                                                                      % of                      % of                       % of
                                                         30-Sep-02    Total        30-Jun-02    Total        31-Mar-02     Total
                                                       -----------------------   -----------------------   ------------------------
Direct Case Reserves:
     Losses                                                  397,214                   386,805                    376,014
     Loss Adjustment Expenses                                 31,457                    34,071                     35,461
                                                       -----------------------   -----------------------   ------------------------
Total Direct Case Reserves                                   428,671    38.0%          420,876    34.8%           411,475    33.5%

Assumed Case Reserves:
     Losses                                                      964                    24,935                     18,862
     Loss Adjustment Expenses                                     68                     1,065                        679
                                                       -----------------------   -----------------------   ------------------------
Total Assumed Case Reserves                                    1,032     0.1%           26,000     2.2%            19,541     1.6%

                                                       -----------------------   -----------------------   ------------------------
Total Case Reserves                                          429,703    38.1%          446,876    37.0%           431,016    35.1%
                                                       -----------------------   -----------------------   ------------------------


Direct IBNR Reserves:
     Losses                                                  515,727                   542,877                    570,398
     Loss Adjustment Expenses                                163,510                   166,744                    169,010
                                                       -----------------------   -----------------------   ------------------------
Total Direct IBNR Reserves                                   679,237    60.1%          709,621    58.7%           739,408    60.2%

Assumed IBNR Reserves:
     Losses                                                    2,023                     2,993                      9,244
     Loss Adjustment Expenses                                    509                     5,326                      5,753
                                                       -----------------------   -----------------------   ------------------------
Total Assumed IBNR Reserves                                    2,532     0.2%            8,319     0.7%            14,997     1.2%

                                                       -----------------------   -----------------------   ------------------------
Total IBNR Reserves                                          681,769    60.3%          717,940    59.4%           754,405    61.4%
                                                       -----------------------   -----------------------   ------------------------

Unallocated Loss Adjustment Expense Reserves                  18,347     1.6%           43,270     3.6%            42,665     3.5%

                                                       -----------------------   -----------------------   ------------------------
Total Gross Loss and Loss Adjustment Expense Reserves      1,129,819     100%        1,208,086     100%         1,228,086     100%
                                                       =======================   =======================   ========================

                                                                       % of                      % of                       % of
                                                        31-Dec-01     Total       30-Sep-01     Total        30-Jun-01     Total
                                                       -----------------------  ------------------------   -----------------------
Direct Case Reserves:
     Losses                                                  373,186                   392,104                    382,781
     Loss Adjustment Expenses                                 38,565                    39,074                     38,904
                                                       -----------------------  ------------------------   ------------------------
Total Direct Case Reserves                                   411,751    34.4%          431,178    39.3%           421,685    37.3%

Assumed Case Reserves:
     Losses                                                   17,157                    16,182                     16,488
     Loss Adjustment Expenses                                    584                       384                        358
                                                       -----------------------  ------------------------   ------------------------
Total Assumed Case Reserves                                   17,741     1.5%           16,566     1.5%            16,846     1.5%

                                                       -----------------------  ------------------------   ------------------------
Total Case Reserves                                          429,492    35.9%          447,744    40.8%           438,531    38.8%
                                                       -----------------------  ------------------------   ------------------------


Direct IBNR Reserves:
     Losses                                                  553,731                   461,348                    486,112
     Loss Adjustment Expenses                                153,275                   133,004                    150,706
                                                       -----------------------  ------------------------   ------------------------
Total Direct IBNR Reserves                                   707,006    59.1%          594,352    54.2%           636,818    56.4%

Assumed IBNR Reserves:
     Losses                                                    2,439                     2,814                      2,627
     Loss Adjustment Expenses                                  9,823                     9,001                      8,921
                                                       -----------------------  ------------------------   ------------------------
Total Assumed IBNR Reserves                                   12,262     1.0%           11,815     1.1%            11,548     1.0%

                                                       -----------------------  ------------------------   ------------------------
Total IBNR Reserves                                          719,268    60.1%          606,167    55.3%           648,366    57.4%
                                                       -----------------------  ------------------------   ------------------------

Unallocated Loss Adjustment Expense Reserves                  48,238     4.0%           43,206     3.9%            42,462     3.8%

                                                       -----------------------  ------------------------   ------------------------
Total Gross Loss and Loss Adjustment Expense Reserves      1,196,998     100%        1,097,117     100%         1,129,359     100%
                                                       =======================  ========================   =======================

                                                                      % of                      % of                       % of
                                                        31-Mar-01     Total       31-Dec-00     Total        31-Dec-99     Total
                                                       -----------------------  ------------------------   -----------------------
Direct Case Reserves:
     Losses                                                  372,838                   362,971                    335,713
     Loss Adjustment Expenses                                 39,873                    41,234                     39,126
                                                       -----------------------  ------------------------   ------------------------
Total Direct Case Reserves                                   412,711    36.3%          404,205    35.3%           374,839    35.6%

Assumed Case Reserves:
     Losses                                                   11,271                     7,552                      6,393
     Loss Adjustment Expenses                                    253                       183                        332
                                                       -----------------------  ------------------------   ------------------------
Total Assumed Case Reserves                                   11,524     1.0%            7,735     0.7%             6,725     0.6%

                                                       -----------------------  ------------------------   ------------------------
Total Case Reserves                                          424,235    37.3%          411,940    36.0%           381,564    36.2%
                                                       -----------------------  ------------------------   ------------------------


Direct IBNR Reserves:
     Losses                                                  496,306                   512,018                    482,755
     Loss Adjustment Expenses                                158,742                   157,318                    141,876
                                                       -----------------------  ------------------------   ------------------------
Total Direct IBNR Reserves                                   655,048    57.5%          669,336    58.6%           624,631    59.3%

Assumed IBNR Reserves:
     Losses                                                    7,864                    11,554                     11,552
     Loss Adjustment Expenses                                  9,102                     8,541                      3,913
                                                       -----------------------  ------------------------   ------------------------
Total Assumed IBNR Reserves                                   16,966     1.5%           20,095     1.8%            15,465     1.5%

                                                       -----------------------  ------------------------   ------------------------
Total IBNR Reserves                                          672,014    59.0%          689,431    60.4%           640,096    60.8%
                                                       -----------------------  ------------------------   ------------------------

Unallocated Loss Adjustment Expense Reserves                  41,870     3.7%           41,159     3.6%            31,937     3.0%

                                                       -----------------------  ------------------------   ------------------------
Total Gross Loss and Loss Adjustment Expense Reserves      1,138,119     100%        1,142,530     100%         1,053,597     100%
                                                       =======================  ========================   ========================



THE MIIX GROUP, INCORPORATED                                                                                      Exhibit 99.3
(unaudited)                                                                                                             Page 2

Financial Supplement
Run-Off Insurance Operations

Loss and Loss Adjustment Expense by Component ($000's):

                                                                         3rd Qtr        2nd Qtr       1st Qtr      Full Year
                                                                           2002          2002          2002           2001
                                                                      --------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                        63,426        59,800        65,487        227,760
Direct Loss Adjustment Expenses Paid                                      20,337        16,140        13,117         57,280
                                                                      --------------------------------------------------------

Total Direct Losses & LAE Paid                                            83,763        75,940        78,604        285,040

Assumed Losses Paid                                                       25,475           178             -          2,850
Assumed Loss Adjustment Expenses Paid                                      5,944            41            29            194
                                                                      --------------------------------------------------------

Total Assumed Losses & LAE Paid                                           31,419           219            29          3,044

Gross Losses Paid                                                         88,901        59,978        65,487        230,610
Gross Loss Adjustment Expenses Paid                                       26,281        16,181        13,146         57,474
                                                                      --------------------------------------------------------

Total Gross Losses & LAE Paid                                            115,182        76,159        78,633        288,084

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                       10,409        10,791         2,828         10,215
Change in Direct Case Loss Adjustment Expense Reserves                    (2,614)       (1,391)       (3,104)        (2,668)
                                                                      --------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                                 7,795         9,400          (276)         7,547

Change in Assumed Case Loss Reserves                                     (23,971)        6,073         1,705          9,605
Change in Assumed Case Loss Adjustment Expense Reserves                     (997)          386            96            401
                                                                      --------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                              (24,968)        6,459         1,801         10,006

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                  91,558        85,340        78,328        292,587
Assumed Case Incurred Losses and Loss Adjustment Expenses                  6,451         6,678         1,830         13,050
                                                                      --------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses             98,009        92,018        80,158        305,637

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                    (27,150)      (27,521)       16,667         41,713
Change in Direct Loss Adjustment Expense IBNR Reserves                    (3,234)       (2,266)       15,735         (4,043)
Change in Assumed Losses IBNR Reserves                                      (969)       (6,251)        6,490         (9,116)
Change in Assumed Loss Adjustment Expense IBNR Reserves                   (4,817)         (427)       (3,755)         1,282
                                                                      --------------------------------------------------------

Total Change in Gross IBNR Reserves                                      (36,170)      (36,465)       35,137         29,836
                                                                      --------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses                  61,839        55,553       115,295        335,473

Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                        (43,450)       (1,573)      (11,423)       (52,149)
Ceded Loss Adjustment Expenses Paid                                       (8,218)         (426)       (2,970)       (14,131)

Total Ceded Losses and LAE Paid                                          (51,668)       (1,999)      (14,393)       (66,280)

Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                        (7,463)      (19,044)      (52,430)       (29,004)
Change in Ceded Case Loss Adjustment Expense Reserves                        442          (512)       (3,459)          (976)

Total Change in Ceded Loss & LAE Reserves                                 (7,021)      (19,556)      (55,889)       (29,980)
                                                                      --------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses            (58,689)      (21,555)      (70,282)       (96,260)
                                                                      --------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                      39,122        18,251        40,888         (4,648)
Change in Ceded Loss Adjustment Expense IBNR Reserves                      1,824            80          (163)         3,400
                                                                      --------------------------------------------------------

Total Change in Ceded IBNR Reserves                                       40,946        18,331        40,725         (1,248)
                                                                      --------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses                 (17,743)       (3,224)      (29,557)       (97,508)

Unallocated Loss Adjustment Expense                                      (22,877)        2,167        (3,932)        12,805
                                                                      --------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses                    21,219        54,496        81,806        250,770

                                                                          4th Qtr       3rd Qtr        2nd Qtr       1st Qtr
                                                                           2001           2001          2001          2001
                                                                      --------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                        60,038         70,891        51,540        45,291
Direct Loss Adjustment Expenses Paid                                      16,153         15,922        14,285        10,920
                                                                      --------------------------------------------------------

Total Direct Losses & LAE Paid                                            76,191         86,813        65,825        56,211

Assumed Losses Paid                                                        1,262              -            26         1,562
Assumed Loss Adjustment Expenses Paid                                         44             22            79            49
                                                                      --------------------------------------------------------

Total Assumed Losses & LAE Paid                                            1,306             22           105         1,611

Gross Losses Paid                                                         61,300         70,891        51,566        46,853
Gross Loss Adjustment Expenses Paid                                       16,197         15,944        14,364        10,969
                                                                      --------------------------------------------------------

Total Gross Losses & LAE Paid                                             77,497         86,835        65,930        57,822

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                      (18,918)         9,323         9,943         9,867
Change in Direct Case Loss Adjustment Expense Reserves                      (508)           169          (969)       (1,360)
                                                                      --------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                               (19,426)         9,492         8,974         8,507

Change in Assumed Case Loss Reserves                                         975           (306)        5,217         3,719
Change in Assumed Case Loss Adjustment Expense Reserves                      200             26           105            70
                                                                      --------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                                1,175           (280)        5,322         3,789

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                  56,765         96,305        74,799        64,718
Assumed Case Incurred Losses and Loss Adjustment Expenses                  2,481           (258)        5,427         5,400
                                                                      --------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses             59,246         96,047        80,226        70,118

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                     92,383        (24,764)      (10,194)      (15,712)
Change in Direct Loss Adjustment Expense IBNR Reserves                    20,271        (17,702)       (8,036)        1,424
Change in Assumed Losses IBNR Reserves                                      (376)           187        (5,237)       (3,690)
Change in Assumed Loss Adjustment Expense IBNR Reserves                      822             81          (182)          561
                                                                      --------------------------------------------------------

Total Change in Gross IBNR Reserves                                      113,100        (42,198)      (23,649)      (17,417)
                                                                      --------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses                 172,346         53,849        56,577        52,701


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                        (28,301)       (13,736)       (6,468)       (3,644)
Ceded Loss Adjustment Expenses Paid                                       (7,493)        (3,686)       (1,880)       (1,072)

Total Ceded Losses and LAE Paid                                          (35,794)       (17,422)       (8,348)       (4,716)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                        (3,988)        (8,670)       (9,308)       (7,038)
Change in Ceded Case Loss Adjustment Expense Reserves                       (204)          (342)         (294)         (136)

Total Change in Ceded Loss & LAE Reserves                                 (4,192)        (9,012)       (9,602)       (7,174)
                                                                      --------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses            (39,986)       (26,434)      (17,950)      (11,890)
                                                                      --------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                     (13,801)           213         5,552         3,388
Change in Ceded Loss Adjustment Expense IBNR Reserves                    (13,438)        17,345            54          (561)
                                                                      --------------------------------------------------------

Total Change in Ceded IBNR Reserves                                      (27,239)        17,558         5,606         2,827
                                                                      --------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses                 (67,225)        (8,876)      (12,344)       (9,063)

Unallocated Loss Adjustment Expense                                        6,532          2,100         2,206         1,967
                                                                      --------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses                   111,653         47,073        46,439        45,605

                                                                        Full Year       4th Qtr       3rd Qtr        2nd Qtr
                                                                           2000          2000           2000          2000
                                                                       -------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                       174,581        46,798         37,256        44,174
Direct Loss Adjustment Expenses Paid                                      49,071        14,035         10,995        12,478
                                                                       -------------------------------------------------------

Total Direct Losses & LAE Paid                                           223,652        60,833         48,251        56,652

Assumed Losses Paid                                                        4,679           902          2,416           757
Assumed Loss Adjustment Expenses Paid                                        710            72             68           234
                                                                       -------------------------------------------------------

Total Assumed Losses & LAE Paid                                            5,389           974          2,484           991

Gross Losses Paid                                                        179,260        47,700         39,672        44,931
Gross Loss Adjustment Expenses Paid                                       49,781        14,107         11,063        12,712
                                                                       -------------------------------------------------------

Total Gross Losses & LAE Paid                                            229,041        61,807         50,735        57,643

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                       27,257       (26,092)         4,860         4,501
Change in Direct Case Loss Adjustment Expense Reserves                     2,108        (1,285)         1,091          (585)
                                                                       -------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                                29,365       (27,377)         5,951         3,916

Change in Assumed Case Loss Reserves                                       1,159           607         (7,919)        1,781
Change in Assumed Case Loss Adjustment Expense Reserves                     (149)           70           (101)         (411)
                                                                       -------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                                1,010           677         (8,020)        1,370

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                 253,017        33,456         54,202        60,568
Assumed Case Incurred Losses and Loss Adjustment Expenses                  6,399         1,651         (5,536)        2,361
                                                                       -------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses            259,416        35,107         48,666        62,929

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                     29,263        24,380          4,313        45,121
Change in Direct Loss Adjustment Expense IBNR Reserves                    15,441           933         (1,662)       18,262
Change in Assumed Losses IBNR Reserves                                       203           859          7,988        (3,811)
Change in Assumed Loss Adjustment Expense IBNR Reserves                    4,427           955          1,013         2,042
                                                                       -------------------------------------------------------

Total Change in Gross IBNR Reserves                                       49,334        27,127         11,652        61,614
                                                                       -------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses                 308,750        62,234         60,318       124,543


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                        (13,911)       (5,236)        (2,579)       (5,369)
Ceded Loss Adjustment Expenses Paid                                       (4,624)       (1,477)          (655)       (1,754)

Total Ceded Losses and LAE Paid                                          (18,535)       (6,713)        (3,234)       (7,123)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                       (19,445)        7,608         (1,920)       (1,207)
Change in Ceded Case Loss Adjustment Expense Reserves                     (1,825)          760            (28)       (1,269)

Total Change in Ceded Loss & LAE Reserves                                (21,270)        8,368         (1,948)       (2,476)
                                                                       -------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses            (39,805)        1,655         (5,182)       (9,599)
                                                                       -------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                      (7,087)       (6,553)       (10,424)          (54)
Change in Ceded Loss Adjustment Expense IBNR Reserves                      2,644            18          5,146        (3,102)
                                                                       -------------------------------------------------------

Total Change in Ceded IBNR Reserves                                       (4,443)       (6,535)        (5,278)       (3,156)
                                                                       -------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses                 (44,248)       (4,880)       (10,460)      (12,755)

Unallocated Loss Adjustment Expense                                       14,723         3,910          2,178         6,367
                                                                       -------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses                   279,225        61,264         52,036       118,155


                                                                         1st Qtr
                                                                          2000
                                                                       ---------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                       46,353
Direct Loss Adjustment Expenses Paid                                     11,563
                                                                       ---------

Total Direct Losses & LAE Paid                                           57,916

Assumed Losses Paid                                                         604
Assumed Loss Adjustment Expenses Paid                                       336
                                                                       ---------

Total Assumed Losses & LAE Paid                                             940

Gross Losses Paid                                                        46,957
Gross Loss Adjustment Expenses Paid                                      11,899
                                                                       ---------

Total Gross Losses & LAE Paid                                            58,856

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                      43,988
Change in Direct Case Loss Adjustment Expense Reserves                    2,887
                                                                       ---------

Total Change in Direct Loss & LAE Reserves                               46,875

Change in Assumed Case Loss Reserves                                      6,690
Change in Assumed Case Loss Adjustment Expense Reserves                     293
                                                                       ---------

Total Change in Assumed Loss & LAE Reserves                               6,983

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                104,791
Assumed Case Incurred Losses and Loss Adjustment Expenses                 7,923
                                                                       ---------

Total Gross Case Incurred Losses and Loss Adjustment Expenses           112,714

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                   (44,551)
Change in Direct Loss Adjustment Expense IBNR Reserves                   (2,092)
Change in Assumed Losses IBNR Reserves                                   (4,833)
Change in Assumed Loss Adjustment Expense IBNR Reserves                     417
                                                                       ---------

Total Change in Gross IBNR Reserves                                     (51,059)
                                                                       ---------

Total Gross Incurred Losses and Loss Adjustment Expenses                 61,655


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                          (727)
Ceded Loss Adjustment Expenses Paid                                        (738)

Total Ceded Losses and LAE Paid                                          (1,465)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                      (23,926)
Change in Ceded Case Loss Adjustment Expense Reserves                    (1,288)

Total Change in Ceded Loss & LAE Reserves                               (25,214)
                                                                       ---------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses           (26,679)
                                                                       ---------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                      9,944
Change in Ceded Loss Adjustment Expense IBNR Reserves                       582
                                                                       ---------

Total Change in Ceded IBNR Reserves                                      10,526
                                                                       ---------

Total Ceded Incurred Losses and Loss Adjustment Expenses                (16,153)

Unallocated Loss Adjustment Expense                                       2,268
                                                                       ---------

Total Net Incurred Losses and Loss Adjustment Expenses                   47,770


THE MIIX GROUP, INCORPORATED                                                                             Exhibit 99.3
(unaudited)                                                                                                    Page 3

Financial Supplement
Run-Off Insurance Operations

Claim Inventory and Activity by Component

                                              New Jersey       Pennsylvania       Pennsylvania          MIIX
                                              Physicians        Physicians         Hospitals        Other States
                                               Med Mal            Med Mal           Med Mal           Med Mal
                                              Occurrence        Occurrence        Claims Made       Claims Made
                                            ---------------    --------------    ---------------   ---------------
Inventory at December 31, 1999                       3,670               695              1,361               246

     Claims Reported                                   378               178                233                48
     Claims Closed with Payment                         98                10                 29                 4
     Claims Closed without Payment                     281                58                 91                15
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2000                          3,669               805              1,474               275

     Claims Reported                                   398               160                191                48
     Claims Closed with Payment                        108                14                 39                12
     Claims Closed without Payment                     369                77                147                20
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2000                           3,590               874              1,479               291

     Claims Reported                                   405               121                217                53
     Claims Closed with Payment                         83                10                 29                 7
     Claims Closed without Payment                     344                63                 83                19
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2000                      3,568               922              1,584               318

     Claims Reported                                   372               151                227                30
     Claims Closed with Payment                        104                15                 25                 7
     Claims Closed without Payment                     315                59                134                15
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2000                       3,521               999              1,652               326

     Claims Reported                                   290               142                200                58
     Claims Closed with Payment                         71                 2                 30                10
     Claims Closed without Payment                     326                72                119                13
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2001                          3,414             1,067              1,703               361

     Claims Reported                                   449               125                227                44
     Claims Closed with Payment                         80                13                 46                23
     Claims Closed without Payment                     376                96                153                22
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2001                           3,407             1,083              1,731               360

     Claims Reported                                   303               141                230                41
     Claims Closed with Payment                         94                20                 46                15
     Claims Closed without Payment                     322                73                108                21
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2001                      3,294             1,131              1,807               365

     Claims Reported                                   315               129                196                34
     Claims Closed with Payment                         99                11                 44                 7
     Claims Closed without Payment                     303                67                105                27
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2001                       3,207             1,182              1,854               365

     Claims Reported                                   320               143                301                32
     Claims Closed with Payment                         81                23                 43                20
     Claims Closed without Payment                     319               112                112                42
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2002                          3,127             1,190              2,000               335

     Claims Reported                                   329               150                366                20
     Claims Closed with Payment                         74                20                 70                11
     Claims Closed without Payment                     269                79                143                49
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2002                           3,113             1,241              2,153               295

     Claims Reported                                   322                98                121                18
     Claims Closed with Payment                         66                16                 46                12
     Claims Closed without Payment                     303               109                207                25
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2002                      3,066             1,214              2,021               276


                                                 MIIX              LPC                LPC
                                             Other States      Other States       Other States
                                               Med Mal           Med Mal            Med Mal
                                              Occurrence       Claims Made         Occurrence
                                            ---------------   ---------------    ---------------
Inventory at December 31, 1999                          54               864                 58

     Claims Reported                                     8               197                 52
     Claims Closed with Payment                          1                14                  -
     Claims Closed without Payment                       2                96                  7
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2000                             59               951                103

     Claims Reported                                    14               230                 31
     Claims Closed with Payment                          1                21                  -
     Claims Closed without Payment                       2               116                 10
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2000                              70             1,044                124

     Claims Reported                                    13               188                 28
     Claims Closed with Payment                          -                14                  1
     Claims Closed without Payment                       3                97                  2
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2000                         80             1,121                149

     Claims Reported                                    14               180                 52
     Claims Closed with Payment                          1                14                  -
     Claims Closed without Payment                      10               104                 21
                                            ---------------   ---------------    ---------------

Inventory at December 31, 2000                          83             1,183                180

     Claims Reported                                    20               212                 34
     Claims Closed with Payment                          -                20                  1
     Claims Closed without Payment                       4               143                 11
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2001                             99             1,232                202

     Claims Reported                                    20               163                 40
     Claims Closed with Payment                          3                19                  3
     Claims Closed without Payment                       2               185                 14
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2001                             114             1,191                225

     Claims Reported                                    16               155                 60
     Claims Closed with Payment                          3                32                  6
     Claims Closed without Payment                       7               144                 19
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2001                        120             1,170                260

     Claims Reported                                    17               167                 35
     Claims Closed with Payment                          -                35                  5
     Claims Closed without Payment                       6               165                 22
                                            ---------------   ---------------    ---------------

Inventory at December 31, 2001                         131             1,137                268

     Claims Reported                                    15               174                 37
     Claims Closed with Payment                          3                31                  9
     Claims Closed without Payment                       6               200                 48
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2002                            137             1,080                248

     Claims Reported                                    12               180                 50
     Claims Closed with Payment                          1                51                  3
     Claims Closed without Payment                       8               225                 59
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2002                             140               984                236

     Claims Reported                                    17               103                 23
     Claims Closed with Payment                          7                28                  4
     Claims Closed without Payment                      12                85                 18
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2002                        138               974                237

THE MIIX GROUP, INCORPORATED                                                                                       Exhibit 99.3
(unaudited)                                                                                                        Page 4

Financial Supplement
Distribution by Security Type  ($000's):

                                               September 30, 2002              June 30, 2002                March 31, 2002
                                            --------------------------   --------------------------   --------------------------
                                              Market Value       %         Market Value       %         Market Value        %
                                            --------------------------   --------------------------   --------------------------
Distribution by Security Type:

     Government Securities                         $ 116,394    13.9%           $ 113,993    12.5%            $133,820    13.4%
     Corporate Bonds                                 327,528    39.2%             368,204    40.6%             401,924    40.2%
     Mortgage Backed Securities                      184,079    22.0%             178,581    19.7%             176,601    17.6%
     Asset Backed Securities                         138,437    16.5%             147,888    16.3%             134,496    13.4%
     Collateralized Mortgage Obligations              70,079     8.4%              99,245    10.9%             109,607    10.9%
     Municipal Bonds                                       -     0.0%                   -     0.0%              44,959     4.5%
     Convertible Bonds                                     -     0.0%                   -     0.0%                   -     0.0%
                                            --------------------------   --------------------------   --------------------------
          Total                                    $ 836,517   100.0%           $ 907,911   100.0%         $ 1,001,407   100.0%

Distribution by Maturity:

     Under 1 Year                                    $ 9,420     1.1%             $22,109     2.4%             $56,350     5.6%
     1 - 5 Years                                     151,738    18.1%             152,018    16.8%             135,179    13.5%
     5 - 10 Years                                    249,549    29.8%             270,946    29.8%             275,920    27.6%
     10 - 15 Years                                   148,578    17.8%             122,756    13.5%             149,239    14.9%
     15 - 20 Years                                    24,828     3.0%              39,664     4.4%              59,216     5.9%
     More than 20 Years                              252,404    30.2%             300,418    33.1%             325,503    32.5%
                                            --------------------------   --------------------------   --------------------------
          Total                                    $ 836,517   100.0%           $ 907,911   100.0%         $ 1,001,407   100.0%

Distribution by Credit Quality:

     AAA                                           $ 465,597    55.7%           $ 486,441    53.6%           $ 502,402    50.2%
     AA                                               62,048     7.4%              70,106     7.7%              89,662     9.0%
     A                                               144,545    17.3%             157,292    17.3%             203,270    20.3%
     BBB                                             114,525    13.7%             126,055    13.9%             144,323    14.4%
                                            --------------------------   --------------------------   --------------------------
          Total Investment Grade                   $ 786,715    94.1%           $ 839,894    92.5%           $ 939,657    93.9%

     BB                                               32,543     3.9%              47,617     5.3%              33,365     3.3%
     B                                                12,374     1.5%              17,524     1.9%              22,424     2.2%
     CCC                                               2,832     0.3%                 196     0.0%                 186     0.0%
     CC                                                  997     0.1%               1,204     0.1%               1,204     0.1%
     C                                                 1,056     0.1%               1,476     0.2%               3,646     0.4%
     D                                                     -     0.0%                   -     0.0%                 925     0.1%
     No Rating                                             -     0.0%                   -     0.0%                   -     0.0%
                                            --------------------------   --------------------------   --------------------------
          Total                                    $ 836,517   100.0%           $ 907,911   100.0%         $ 1,001,407   100.0%



                                               December 31, 2001            September 30, 2001              June 30, 2001
                                            --------------------------   --------------------------   -------------------------
                                               Market Value       %         Market Value       %         Market Value       %
                                            --------------------------   --------------------------   -------------------------
Distribution by Security Type:

     Government Securities                           $62,605     5.9%             $58,397     5.5%             $57,035     5.6%
     Corporate Bonds                                 431,922    40.9%             532,779    49.2%             487,508    47.4%
     Mortgage Backed Securities                      174,827    16.6%             159,553    14.7%             158,258    15.4%
     Asset Backed Securities                         158,361    15.0%              92,107     8.5%              90,794     8.8%
     Collateralized Mortgage Obligations             104,970    10.0%             143,753    13.3%             141,699    13.8%
     Municipal Bonds                                 122,081    11.6%              92,368     8.5%              89,092     8.7%
     Convertible Bonds                                   168     0.0%               2,957     0.3%               2,884     0.3%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%         $ 1,027,270   100.0%

Distribution by Maturity:

     Under 1 Year                                    $34,868     3.3%             $27,860     2.6%             $29,202     2.8%
     1 - 5 Years                                     157,541    14.9%             196,357    18.1%             191,844    18.7%
     5 - 10 Years                                    242,333    23.0%             269,923    24.9%             228,188    22.3%
     10 - 15 Years                                   152,227    14.4%             101,221     9.4%              95,679     9.3%
     15 - 20 Years                                    89,713     8.5%              75,584     7.0%              72,321     7.0%
     More than 20 Years                              378,252    35.9%             410,969    38.0%             410,036    39.9%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%           1,027,270   100.0%

Distribution by Credit Quality:

     AAA                                           $ 501,571    47.6%           $ 429,034    39.7%           $ 430,097    41.9%
     AA                                              110,114    10.4%              99,652     9.2%              96,825     9.4%
     A                                               237,476    22.5%             356,848    33.0%             280,252    27.3%
     BBB                                             141,450    13.4%             122,608    11.3%             129,798    12.6%
                                            --------------------------   --------------------------   --------------------------
          Total Investment Grade                   $ 990,611    93.9%         $ 1,008,142    93.2%           $ 936,972    91.2%

     BB                                               38,115     3.6%              49,354     4.6%              54,874     5.3%
     B                                                16,440     1.6%              13,742     1.3%              15,286     1.5%
     CCC                                                 160     0.0%               2,190     0.2%               6,276     0.6%
     CC                                                1,371     0.1%               1,246     0.1%                 112     0.0%
     C                                                 7,036     0.7%               6,744     0.6%               2,613     0.3%
     D                                                 1,130     0.1%                 284     0.0%                  76     0.0%
     No Rating                                            71     0.0%                 212     0.0%              11,061     1.1%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%         $ 1,027,270   100.0%

                                                 March 31, 2001              December 31, 2000           September 30, 2000
                                            --------------------------   ---------------------------  --------------------------
                                              Market Value       %         Market Value       %         Market Value       %
                                            --------------------------   ---------------------------  --------------------------
Distribution by Security Type:

     Government Securities                          $148,413    12.6%            $159,399     13.5%           $152,460    13.4%
     Corporate Bonds                                 503,538    42.5%             423,834     36.2%            414,192    36.6%
     Mortgage Backed Securities                      142,016    12.0%             158,823     13.6%            156,836    13.8%
     Asset Backed Securities                         113,377     9.6%             109,171      9.3%             99,288     8.7%
     Collateralized Mortgage Obligations             155,607    13.2%             152,906     13.1%            152,377    13.4%
     Municipal Bonds                                 116,618     9.9%             164,928     14.1%            157,167    13.8%
     Convertible Bonds                                 2,866     0.2%               2,123      0.2%              2,957     0.3%
                                            --------------------------   ---------------------------  --------------------------
          Total                                  $ 1,182,435   100.0%         $ 1,171,184    100.0%        $ 1,135,277   100.0%

Distribution by Maturity:

     Under 1 Year                                    $16,161     1.4%             $15,002      1.2%             $6,951     0.6%
     1 - 5 Years                                     216,988    18.4%             162,476     13.9%            169,417    14.9%
     5 - 10 Years                                    352,422    29.7%             340,353     29.1%            316,181    27.9%
     10 - 15 Years                                   100,033     8.5%             114,528      9.8%            126,397    11.1%
     15 - 20 Years                                    72,963     6.2%             108,682      9.3%             99,683     8.8%
     More than 20 Years                              423,868    35.8%             430,143     36.7%            416,648    36.7%
                                            --------------------------   ---------------------------  --------------------------
          Total                                    1,182,435   100.0%           1,171,184    100.0%        $ 1,135,277   100.0%

Distribution by Credit Quality:

     AAA                                           $ 555,294    47.0%           $ 625,572     53.4%          $ 611,106    53.8%
     AA                                              100,406     8.5%             103,043      8.8%             93,168     8.2%
     A                                               273,818    23.2%             228,630     19.5%            225,451    19.9%
     BBB                                             167,960    14.2%             139,666     11.9%            131,149    11.6%
                                            --------------------------   ---------------------------  --------------------------
          Total Investment Grade                 $ 1,097,478    92.9%         $ 1,096,911     93.6%        $ 1,060,874    93.5%

     BB                                               50,022     4.2%              39,676      3.4%             40,219     3.5%
     B                                                19,918     1.7%              24,588      2.2%             25,649     2.3%
     CCC                                               1,251     0.1%               2,319      0.2%              1,914     0.1%
     CC                                                  126     0.0%                 100      0.0%                355     0.0%
     C                                                 2,781     0.2%                   -      0.0%                  -     0.0%
     D                                                   123     0.0%                  90      0.0%                 16     0.0%
     No Rating                                        10,736     0.9%               7,500      0.6%              6,250     0.6%
                                            --------------------------   ---------------------------  --------------------------
          Total                                  $ 1,182,435   100.0%         $ 1,171,184    100.0%        $ 1,135,277   100.0%

                                                  June 30, 2000               March 31, 2000
                                            --------------------------  ---------------------------
                                              Market Value       %         Market Value       %
                                            --------------------------  ---------------------------
Distribution by Security Type:

     Government Securities                          $149,826    13.6%            $146,200    13.5%
     Corporate Bonds                                 335,667    30.7%             330,530    30.4%
     Mortgage Backed Securities                      216,813    19.8%             182,448    16.8%
     Asset Backed Securities                          93,592     8.6%             163,438    15.1%
     Collateralized Mortgage Obligations             137,544    12.6%             109,465    10.1%
     Municipal Bonds                                 157,043    14.4%             150,218    13.8%
     Convertible Bonds                                 3,128     0.3%               3,292     0.3%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%

Distribution by Maturity:

     Under 1 Year                                    $12,694     1.2%             $17,351     1.6%
     1 - 5 Years                                     138,454    12.7%             134,713    12.4%
     5 - 10 Years                                    298,356    27.2%             294,196    27.1%
     10 - 15 Years                                   154,134    14.1%             158,888    14.6%
     15 - 20 Years                                    87,050     8.0%              82,459     7.6%
     More than 20 Years                              402,925    36.8%             397,984    36.7%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%

Distribution by Credit Quality:

     AAA                                           $ 606,084    55.4%           $ 597,631    55.1%
     AA                                               81,322     7.4%              81,510     7.5%
     A                                               211,411    19.3%             208,096    19.2%
     BBB                                             120,678    11.0%             128,499    11.8%
                                            --------------------------  ---------------------------
          Total Investment Grade                 $ 1,019,495    93.1%         $ 1,015,736    93.6%

     BB                                               41,415     3.8%              38,704     3.6%
     B                                                25,635     2.4%              28,249     2.6%
     CCC                                               2,768     0.3%               2,632     0.2%
     CC                                                  140     0.0%                 180     0.0%
     C                                                     -     0.0%                   -     0.0%
     D                                                   160     0.0%                  90     0.0%
     No Rating                                         4,000     0.4%                   -     0.0%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%


THE MIIX GROUP, INCORPORATED                                                                                           Exhibit 99.3
(unaudited)                                                                                                            Page 5

Financial Supplement
Run-Off Insurance Operations

Reinsurance Recoverable and Collateral ($000's)
At September 30, 2002

                            Reinsurance     Reinsurance   Reinsurance        Total                         Collateral
                            Recoverable     Recoverable   Recoverable     Reinsurance  --------------------------------------------
                              on Paid      on Case Loss   on IBNR Loss  Recoverable on              Letters of
                            Losses & LAE  & LAE Reserves & LAE Reserves  Unpaid Losses  Funds Held    Credit     Other      Total
                            -------------------------------------------------------------------------------------------------------
Reinsurer

Hannover Re Group:
  Hannover Re                   $ 8,377      $ 80,326     $ 110,169      $ 190,495     $ 144,233    $ 80,000   $ (8,829) $ 215,404
  Eisen und Stahl                 2,095        20,082        27,545         47,627        36,058      20,500     (2,207)    54,351
  Hannover Ruckversiherungs       2,974                       2,620          2,620             -           -      3,384      3,384
                            -------------------------------------------------------------------------------------------------------
       Total                     13,446       100,408       140,334        240,742       180,291     100,500     (7,652)   273,139

Swiss Re Group:
  Swiss Re                        5,820             -         5,475          5,475             -           -      5,266      5,266
  European Re                         -             -        38,463         38,463        24,987      15,000       (906)    39,081
  Underwriters Re Barbados            -        52,567        48,398        100,965        71,346      29,000     (3,657)    96,689
  Underwriters Reinsurance        1,842             -         1,463          1,463             -                  2,019      2,019
                            -------------------------------------------------------------------------------------------------------
       Total                      7,662        52,567        93,799        146,366        96,333      44,000      2,722    143,055

London Life and Casualty          7,008        34,903         8,811         43,714        38,322      16,000       (671)    53,651

Lloyds                                -             -           679            679             -           -        161        161

All Others                        5,944        11,192         3,045         14,237        16,443       7,650      2,885     26,978
                            -------------------------------------------------------------------------------------------------------
               Total           $ 34,060     $ 199,070     $ 246,668      $ 445,738     $ 331,389   $ 168,150   $ (2,555) $ 496,984
                            =======================================================================================================

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.3
(unaudited)                                                         Page 6

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

OTHER ASSETS AND LIABILITIES

OTHER ASSETS:                                                SEPTEMBER 30,
                                                                  2002
                                                           ----------------

   Structured Settlements                                     $ 22,585,908
   Accrued Ceded Return Premium                                 13,268,908
   Fixed Assets                                                 16,136,192
        Accumulated Depreciation                               (13,566,671)
   Goodwill                                                      4,953,896
        Accumulated Amortization                                (1,491,999)
   Receivable from MIIX Advantage                                4,127,009
   Other Assets                                                  2,758,518
                                                           ----------------
               Total other assets                             $ 48,771,761
                                                           ----------------

OTHER LIABILITIES:

   Structured Settlements                                     $ 22,585,908
   Uncleared Checks                                              5,062,862
   Reinsurance Payable                                          14,391,093
   Guaranty Fund Payable                                         2,830,747
   Taxes, Licenses and Fees Payable                              2,993,838
   Commissions Payable                                             154,000
   Other Payables                                                4,475,686
   Other Liabilities                                             2,301,648
                                                           ----------------
               Total other liabilities                        $ 54,795,782
                                                           ----------------

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.3
(unaudited)                                                         Page 7

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


DETAIL OF UNDERWRITING EXPENSES:

                                                       QUARTER               NINE MONTHS
                                                        ENDED                   ENDED
                                                    SEPTEMBER 30,           SEPTEMBER 30,
                                                         2002                    2002
                                                   --------------          -------------

   Salaries and Wages                                $ 1,352,693             $ 5,069,152
   Employee Benefits                                     359,781               1,129,192
   Other Employee Related                                286,600                 836,865
   Rent                                                  312,196               1,028,848
   Fixed Asset Depreciation                              538,102               1,698,095
   Systems Maintenance and Related                       225,282                 960,372
   Office Administration                                 161,625                 983,209
   Professional Services                                 969,614               4,191,950
   Brokers Commissions, Net                              900,143               4,777,395
   State Premium Taxes                                   467,757               1,773,644
   Guaranty Funds Assessments                             (4,436)                753,046
   Bad Debts                                             152,588                 144,293
   Letter of Credit Fees                                  68,940                 479,465
   Other Expenses                                        195,316               3,525,101

                                                   --------------          -------------
        Total                                        $ 5,986,201            $ 27,350,627
                                                   ==============          =============

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.3
(unaudited)                                                         Page 8

Financial Supplement
Run-Off Insurance Operations


SUMMARY OF MAJOR ELEMENTS OF OPERATING CASH FLOWS



                                                               NINE MONTHS*
                                                                  ENDED
                                                              SEPTEMBER 30,
                                                                   2002
                                                             ---------------

Gross premiums collected                                      $  79,428,496

Net investment income received                                $  50,133,187

Gross losses and LAE paid                                     $(275,222,730)
    Reinsurance collected on losses and LAE paid              $  85,707,008

Underwriting expenses paid                                    $ (32,752,923)

Other net reinsurance activity                                $ (93,733,079)

Net income taxes recoverable received                         $  27,048,077




* Net Increase (decrease) in cash

THE MIIX GROUP, INCORPORATED                                   Exhibit 99.3
(unaudited)                                                          Page 9

Financial Supplement
Run-Off Insurance Operations


                              CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This Form 8-K, the Company's Annual Report to Stockholders, any Form 10-K, Form 10-Q or Form 8-K of the Company or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. In particular, the implementation of the Company's business plan which is subject to completion of financial analyses and other contingencies, and to the Company's continuing ability to maintain sufficient risk-based capital to avoid mandatory regulatory control. These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the Company's ability to achieve consistent profitable growth, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, increased competitive pressure, the loss of significant customers, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. The words "believe,'' "expect,'' "anticipate,'' "projected,'' and similar expressions identify forward-looking statements. The Company's expectations regarding future values expected or believed to be realized through the implementation of its current business plan, including through the management of the run-off of its business, earnings, initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and realizing shareholder value depend on a variety of factors, including economic, competitive, market conditions, legal and regulatory which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

More particularly, the following information includes various projections related to the run-off of MIIX and LP&C's insurance operations. The Company put these operations into voluntary run-off in the second quarter of 2002. It is almost certain that the actual run-off value will be different than that found in the projections below, and there is a significant possibility that this difference will be material. The reasons for this variance include the following:

                                                                    Exhibit 99.3
                                                                         Page 10

                        CAUTIONARY STATEMENT (continued)

o The run-off value projections are based on the Company's limited experience with the run-off. MIIX and LP&C ceased writing insurance in all states on September 1, 2002, except where necessary to comply with individual state requirements. The projections are therefore based on limited experience with actual run-off operations and utilize the accumulated loss experience of the past 25 years of active operations. The payout trends exhibited by MIIX and LP&C over its history have been applied to the expected payout of the existing loss reserves; however there is an inherent uncertainty regarding the development of expected losses. The Company believes that any trends evident from the information below may change over a longer period of time and the Company's ability to calculate run-off projections continues to become more refined.

o The run-off value projections are based on a number of assumptions, including, without limitation, those with respect to interest rates, the frequency and severity of claims, anticipated future reserve development, usage of reinsurance, portfolio composition and performance and underwriting expenses and a number of risks and uncertainties, including, without limitation, those specified above. Actual experience will inevitably differ from these assumptions.

o The run-off value projections have been prepared by management without any review by an independent source, including the Company's independent auditors. Furthermore, the projections are not prepared in accordance with AICPA guidelines applicable to the presentation of projections. The structure of the initial model was evaluated by an independent third party for reasonableness, and they concurred that it was reasonable. The individual projections have not been reviewed by an independent certified public accountant.

o The Company has prepared the run-off value projections based on a model selected by management. Several other models exist, any one of which could produce values different than those set forth in the projections below.

For these and other reasons, readers are cautioned not to place undue reliance on the projections below.

THE MIIX GROUP, INCORPORATED                                                                                     Exhibit 99.3
(unaudited)                                                                                                      Page 11

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS



PROJECTED EQUITY AND BOOK VALUE PER SHARE

                                                                                                     Value            Value
                                                                                                    $000's         $ Per Share
                                                                                               ----------------------------------

GAAP EQUITY AT SEPTEMBER 30, 2002                                                                    101,338             7.57


Projected Run-Off Net Earned Premium less Net Incurred Losses and Loss Adjustment Expenses             2,690

Projected Future Investment Income in Run-Off -- through December 31, 2007                           200,451

Projected Future Investment Credit on Fund Held by Reinsurers -- through December 31, 2007           (68,509)

Projected Future Expenses in Run-Off -- through December 31, 2007                                    (19,910)

Projected Net Other Items -- through December 31, 2007                                                 4,101
                                                                                               ----------------------------------


Projected GAAP Equity at December 31, 2007                                                           220,161            16.45
                                                                                               ==================================